UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________

FORM 8-K

__________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 20, 2006

VITAL HEALTH TECHNOLOGIES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

MINNESOTA		41-16181861
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

9454 Wilshire Boulevard, Suite 600

Beverly Hills, California 90212

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

310-278-3108

(ISSUER TELEPHONE NUMBER)

(FORMER NAME AND ADDRESS)

ITEM 4.01.	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(1)	Previous Independent Auditors:

(i) On May 20, 2005, Beutel Accountancy Corporation ("Beutel") was dismissed as independent auditor for the Company. On May 20, 2005, the Company engaged Farber Hass Hurley & McEwen LLP (formerly Farber & Hass LLP) ("Farber") as its principal independent accountant. This decision to engage Farber was ratified by the majority approval of the Board of Directors of the Company. On June 09, 2006 Farber notified the Company that they currently do not have the manpower to continue with the audit at this time. On June 16, 2006, the Company agreed to terminate Farber as its principal independent accountant and engaged De Joya Griffith & Company, LLC as its principal independent accountant. This decision to engage De Joya Griffith & Company, LLC was ratified by the majority approval of the Board of Directors of the Company.

(ii) Management of Vital Health Technologies, Inc. (“Vital Inc.”) has not had any disagreements with Beutel related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. For the two most recent fiscal years and any subsequent interim period through Beutel’s termination on May 20, 2005, there has been no disagreement between the Company and Beutel on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Beutel would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. Also Management of Vital Health Technologies, Inc. (“Vital Inc.”) has not had any disagreements with Farber related to any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. Farber has not issued any report on our financial statements since they were engaged.

(iii) The Company’s Board of Directors participated in and approved the decision to change independent accountants. Firstly, the decision to change Beutel was based on a request from the SEC, as noted in their letter dated May 3, 2005. This change was made solely because Beutel is not registered with the PCAOB and for no other reasons. Beutel’s audit report for either of the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, except for the going concern opinion issued in the audit report.

Secondly, the decision to change Farber was made only at their request based on the fact that they were unable to continue the audit at this time due to the lack of sufficient personnel and for no other reason.

(iv) In connection with its review of financial statements through May 20, 2005, there have been no disagreements with Beutel on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Beutel would have caused them to make reference thereto in their report on the financial statements.

(v) During the most recent audit period and the interim period subsequent to May 20, 2005, there have been no reportable events with the Company as set forth in Item 304(a)(i)(v) of Regulation S-K.

(vi) The Company requested that Farber furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2)	New Independent Accountants:

(i) The Company engaged, De Joya Griffith& Company, LLC, Henderson, Nevada, as its new independent auditors as of June 16, 2006. Prior to such date, the Company, did not consult with De Joya Griffith & Company, LLC regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered De Joya Griffith & Company, LLC (iii) any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S- B.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of business acquired:

None

(b)	Exhibits

NUMBER	EXHIBIT
23.1	Letter from Faber and Hass LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Vital Health Technologies, Inc.

By: /s/ Halton Martin
HALTON MARTIN
CEO

Dated: June 20, 2006